                                                                 Exhibit 99.(d)3

                        TAXABLE AUCTION MARKET PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES M

                                  NO PAR VALUE
                    $25,000 LIQUIDATION PREFERENCE PER SHARE

NUMBER
   1

                                                               CUSIP 95766R 20 3
                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2
                                SHARE CERTIFICATE

        This certifies that Cede & Co. is the owner of three thousand two hundred and eighty (3,280) fully paid and non-assessable Taxable Auction Market Preferred Share(s) of Beneficial Interest, Series M, No Par Value Per Share, $25,000 Liquidation Preference Per Share, of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the "Fund"), the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of October 27, 2003, establishing the Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts, and to the terms and provisions of the Bylaws of the Fund, and all amendments thereto, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

           WITNESS the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
 The Bank of New York
   Transfer Agent and Registrar

BY:


------------------------------   ------------------------------    -------------------------------
 Authorized Signature             Treasurer                         Vice President

     This certificate is issued subject to the provisions restricting transfers of the Taxable Auction Market Preferred Shares of Beneficial Interest, Series M, contained in the Bylaws of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, as amended.

EXPLANATION OF ABBREVIATIONS

        The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

ABBREVIATION                     EQUIVALENT
------------                     ----------
JT TEN                           As joint tenants, with rights of survivorship
                                 and not as tenants in common
TEN IN COM                       As tenants in common
TEN BY ENT                       As tenants by the entireties
UNIF TRANSFERS MIN ACT           Uniform Transfers to Minors Act

ABBREVIATION                     EQUIVALENT
------------                     ----------
ADM                              Administrator(s)
                                 Administratrix
AGMT                             Agreement
CUST                             Custodian for
EST                              Estate, Of estate of
EX                               Executor(s), Executrix
FBO                              For the benefit of
FDN                              Foundation
PL                               Public Law
TR                               (As) trustee(s) for, of
UA                               Under Agreement
UW                               Under will of, Of will of,
                                 Under last will & testament

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

FOR VALUE RECEIVED, _______________________________________ hereby sell, assign
                                    (I/We)
and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________
____________________________________________________________

________________________________________________________________________________
      Please print or typewrite name and address (including postal zip code of assignee)

________________________________________________________________________________

______________________________________________________________________ Shares

represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney,

to transfer such beneficial interest on the books of the Fund with full power of substitution in the premises.

Dated _________________, _____


Signature Guaranteed By


-----------------------------------------------------------
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)


Signature(s)
            ---------------------------------------------------------
            (The signature to this assignment must correspond exactly with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

                                IMPORTANT NOTICE

        When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

        Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                        TAXABLE AUCTION MARKET PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES T

                                  NO PAR VALUE
                    $25,000 LIQUIDATION PREFERENCE PER SHARE

NUMBER
   1

                                                               CUSIP 95766R 30 2
                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2
                                SHARE CERTIFICATE

        This certifies that Cede & Co. is the owner of three thousand two hundred and eighty (3,280) fully paid and non-assessable Taxable Auction Market Preferred Share(s) of Beneficial Interest, Series T, No Par Value Per Share, $25,000 Liquidation Preference Per Share, of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the "Fund"), the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of October 27, 2003, establishing the Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts, and to the terms and provisions of the Bylaws of the Fund, and all amendments thereto, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

           WITNESS the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
 The Bank of New York
   Transfer Agent and Registrar

BY:


------------------------------   ------------------------------    -------------------------------
 Authorized Signature             Treasurer                         Vice President

     This certificate is issued subject to the provisions restricting transfers of the Taxable Auction Market Preferred Shares of Beneficial Interest, Series T, contained in the Bylaws of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, as amended.

EXPLANATION OF ABBREVIATIONS

        The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

ABBREVIATION                     EQUIVALENT
------------                     ----------
JT TEN                           As joint tenants, with rights of survivorship
                                 and not as tenants in common
TEN IN COM                       As tenants in common
TEN BY ENT                       As tenants by the entireties
UNIF TRANSFERS MIN ACT           Uniform Transfers to Minors Act

ABBREVIATION                     EQUIVALENT
------------                     ----------
ADM                              Administrator(s)
                                 Administratrix
AGMT                             Agreement
CUST                             Custodian for
EST                              Estate, Of estate of
EX                               Executor(s), Executrix
FBO                              For the benefit of
FDN                              Foundation
PL                               Public Law
TR                               (As) trustee(s) for, of
UA                               Under Agreement
UW                               Under will of, Of will of,
                                 Under last will & testament

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

FOR VALUE RECEIVED, _______________________________________ hereby sell, assign
                                    (I/We)
and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________
____________________________________________________________

________________________________________________________________________________
      Please print or typewrite name and address (including postal zip code of assignee)

________________________________________________________________________________

______________________________________________________________________ Shares

represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney,

to transfer such beneficial interest on the books of the Fund with full power of substitution in the premises.

Dated _________________, _____


Signature Guaranteed By


-----------------------------------------------------------
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)


Signature(s)
            ---------------------------------------------------------
            (The signature to this assignment must correspond exactly with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

                                IMPORTANT NOTICE

        When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

        Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                        TAXABLE AUCTION MARKET PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES W

                                  NO PAR VALUE
                    $25,000 LIQUIDATION PREFERENCE PER SHARE

NUMBER
   1

                                                               CUSIP 95766R 40 1
                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2
                                SHARE CERTIFICATE

        This certifies that Cede & Co. is the owner of three thousand two hundred and eighty (3,280) fully paid and non-assessable Taxable Auction Market Preferred Share(s) of Beneficial Interest, Series W, No Par Value Per Share, $25,000 Liquidation Preference Per Share, of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the "Fund"), the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of October 27, 2003, establishing the Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts, and to the terms and provisions of the Bylaws of the Fund, and all amendments thereto, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

           WITNESS the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
 The Bank of New York
   Transfer Agent and Registrar

BY:


------------------------------   ------------------------------    -------------------------------
 Authorized Signature             Treasurer                         Vice President

     This certificate is issued subject to the provisions restricting transfers of the Taxable Auction Market Preferred Shares of Beneficial Interest, Series W, contained in the Bylaws of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, as amended.

EXPLANATION OF ABBREVIATIONS

        The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

ABBREVIATION                     EQUIVALENT
------------                     ----------
JT TEN                           As joint tenants, with rights of survivorship
                                 and not as tenants in common
TEN IN COM                       As tenants in common
TEN BY ENT                       As tenants by the entireties
UNIF TRANSFERS MIN ACT           Uniform Transfers to Minors Act

ABBREVIATION                     EQUIVALENT
------------                     ----------
ADM                              Administrator(s)
                                 Administratrix
AGMT                             Agreement
CUST                             Custodian for
EST                              Estate, Of estate of
EX                               Executor(s), Executrix
FBO                              For the benefit of
FDN                              Foundation
PL                               Public Law
TR                               (As) trustee(s) for, of
UA                               Under Agreement
UW                               Under will of, Of will of,
                                 Under last will & testament

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

FOR VALUE RECEIVED, _______________________________________ hereby sell, assign
                                    (I/We)
and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________
____________________________________________________________

________________________________________________________________________________
      Please print or typewrite name and address (including postal zip code of assignee)

________________________________________________________________________________

______________________________________________________________________ Shares

represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney,

to transfer such beneficial interest on the books of the Fund with full power of substitution in the premises.

Dated _________________, _____


Signature Guaranteed By


-----------------------------------------------------------
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)


Signature(s)
            ---------------------------------------------------------
            (The signature to this assignment must correspond exactly with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

                                IMPORTANT NOTICE

        When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

        Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                        TAXABLE AUCTION MARKET PREFERRED
                   SHARE(S) OF BENEFICIAL INTEREST, SERIES TH

                                  NO PAR VALUE
                    $25,000 LIQUIDATION PREFERENCE PER SHARE

NUMBER
   1

                                                               CUSIP 95766R 50 0
                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2
                                SHARE CERTIFICATE

        This certifies that Cede & Co. is the owner of three thousand two hundred and eighty (3,280) fully paid and non-assessable Taxable Auction Market Preferred Share(s) of Beneficial Interest, Series TH, No Par Value Per Share, $25,000 Liquidation Preference Per Share, of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the "Fund"), the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of October 27, 2003, establishing the Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts, and to the terms and provisions of the Bylaws of the Fund, and all amendments thereto, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

           WITNESS the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
 The Bank of New York
    Transfer Agent and Registrar

BY:


------------------------------   ------------------------------    -------------------------------
 Authorized Signature             Treasurer                         Vice President

     This certificate is issued subject to the provisions restricting transfers of the Taxable Auction Market Preferred Shares of Beneficial Interest, Series TH, contained in the Bylaws of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, as amended.

EXPLANATION OF ABBREVIATIONS

        The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

ABBREVIATION                     EQUIVALENT
------------                     ----------
JT TEN                           As joint tenants, with rights of survivorship
                                 and not as tenants in common
TEN IN COM                       As tenants in common
TEN BY ENT                       As tenants by the entireties
UNIF TRANSFERS MIN ACT           Uniform Transfers to Minors Act

ABBREVIATION                     EQUIVALENT
------------                     ----------
ADM                              Administrator(s)
                                 Administratrix
AGMT                             Agreement
CUST                             Custodian for
EST                              Estate, Of estate of
EX                               Executor(s), Executrix
FBO                              For the benefit of
FDN                              Foundation
PL                               Public Law
TR                               (As) trustee(s) for, of
UA                               Under Agreement
UW                               Under will of, Of will of,
                                 Under last will & testament

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

FOR VALUE RECEIVED, _______________________________________ hereby sell, assign
                                    (I/We)
and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________
____________________________________________________________

________________________________________________________________________________
      Please print or typewrite name and address (including postal zip code of assignee)

________________________________________________________________________________

______________________________________________________________________ Shares

represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney,

to transfer such beneficial interest on the books of the Fund with full power of substitution in the premises.

Dated _________________, _____


Signature Guaranteed By


-----------------------------------------------------------
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)


Signature(s)
            ---------------------------------------------------------
            (The signature to this assignment must correspond exactly with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

                                IMPORTANT NOTICE

        When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

        Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                        TAXABLE AUCTION MARKET PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES F

                                  NO PAR VALUE
                    $25,000 LIQUIDATION PREFERENCE PER SHARE

NUMBER
   1

                                                               CUSIP 95766R 60 9
                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2
                                SHARE CERTIFICATE

        This certifies that Cede & Co. is the owner of three thousand two hundred and eighty (3,280) fully paid and non-assessable Taxable Auction Market Preferred Share(s) of Beneficial Interest, Series F, No Par Value Per Share, $25,000 Liquidation Preference Per Share, of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the "Fund"), the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of October 27, 2003, establishing the Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts, and to the terms and provisions of the Bylaws of the Fund, and all amendments thereto, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

           WITNESS the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
 The Bank of New York
   Transfer Agent and Registrar

BY:


------------------------------   ------------------------------    -------------------------------
 Authorized Signature             Treasurer                         Vice President

     This certificate is issued subject to the provisions restricting transfers of the Taxable Auction Market Preferred Shares of Beneficial Interest, Series F, contained in the Bylaws of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, as amended.

EXPLANATION OF ABBREVIATIONS

        The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

ABBREVIATION                     EQUIVALENT
------------                     ----------
JT TEN                           As joint tenants, with rights of survivorship
                                 and not as tenants in common
TEN IN COM                       As tenants in common
TEN BY ENT                       As tenants by the entireties
UNIF TRANSFERS MIN ACT           Uniform Transfers to Minors Act

ABBREVIATION                     EQUIVALENT
------------                     ----------
ADM                              Administrator(s)
                                 Administratrix
AGMT                             Agreement
CUST                             Custodian for
EST                              Estate, Of estate of
EX                               Executor(s), Executrix
FBO                              For the benefit of
FDN                              Foundation
PL                               Public Law
TR                               (As) trustee(s) for, of
UA                               Under Agreement
UW                               Under will of, Of will of,
                                 Under last will & testament

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

FOR VALUE RECEIVED, _______________________________________ hereby sell, assign
                                    (I/We)
and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________
____________________________________________________________

________________________________________________________________________________
      Please print or typewrite name and address (including postal zip code of assignee)

________________________________________________________________________________

______________________________________________________________________ Shares

represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney,

to transfer such beneficial interest on the books of the Fund with full power of substitution in the premises.

Dated _________________, _____


Signature Guaranteed By


____________________________________________________________
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)


Signature(s)________________________________________________________
            (The signature to this assignment must correspond exactly with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

                                IMPORTANT NOTICE

        When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

        Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.